HUSSMAN STRATEGIC ALLOCATION FUND

TICKER SYMBOL: HSAFX

HUSSMAN INVESTMENT TRUST
SUMMARY PROSPECTUS: NOVEMBER 1, 2022

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.hussmanfunds.com. You can also get this information at no cost by calling 1-800-HUSSMAN (1-800-487-7626) or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated November 1, 2022, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

HUSSMAN STRATEGIC ALLOCATION FUND (the “Fund”) seeks to achieve total return through a combination of income and capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	1.33%
Acquired Fund Fees and Expenses	0.05%(1)
Total Annual Fund Operating Expenses	2.13%(2)
Less: Fee and Expense Waivers	0.83%
Total Annual Fund Operating Expenses After Waivers	1.30%(3)

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund on investments in shares of money market mutual funds or exchange-traded funds.

(2)

Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because operating expenses of the Fund as presented in the Financial Highlights do not include Acquired Fund Fees and Expenses.

(3)

The investment adviser has contractually agreed that, until November 1, 2023, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by the investment adviser for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by the investment adviser; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees of the Trust. The investment adviser may agree to continue after November 1, 2023 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment adviser’s contractual agreement to waive its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$587	$1,068	$2,397

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

The Fund pursues its investment objective by investing its assets primarily in common stocks, bonds, and cash equivalents (such as U.S. Treasury bills, U.S. Treasury bonds having remaining maturities at the time of purchase of one year or less, and shares of money market mutual funds); and aligning its allocations to these asset classes based on prevailing valuations and estimated expected returns in these markets, as determined by Hussman Strategic Advisors, the Fund’s investment adviser. The investment strategy adds emphasis on risk-management to adjust the Fund’s exposure in market conditions that suggest risk-aversion or speculation among market participants. The Fund may use options and futures on stock indices and Treasury bonds to adjust its relative investment exposures to the stock and bond markets, or to reduce the exposure of the Fund’s portfolio to the impact of general market fluctuations when market conditions are unfavorable in the view of the investment adviser.

The Fund varies its investment exposures to stocks, bonds and cash equivalents based on the investment adviser’s analysis of prevailing investment conditions. The Fund’s asset allocation approach combines two components: 1) a value-focused asset allocation component that jointly considers prevailing stock market valuations and interest rates; and 2) a risk-management component that is intended to adjust the sensitivity of the portfolio to general market fluctuations when prevailing market conditions suggest risk-aversion or speculation among market participants.

The Fund’s assets are allocated with the goal of providing for the ongoing long-term inflation-adjusted spending needs of investors, rather than focusing its investment goal on a specific future year or “target date.” The investment adviser regularly determines the value-focused asset allocation based on its estimates of average annual expected returns for stocks, bonds, and cash equivalents over varying time frames, in light of prevailing stock market valuations and interest rate levels. The value-focused allocation reflects the extent to which each respective asset class is expected by the investment adviser to provide the highest expected returns, adjusted for risk, over these varying time frames.

The risk-management component of the asset allocation approach is further intended to reduce the sensitivity of the Fund’s portfolio to the impact of general market fluctuations when, in the judgment of the investment adviser, prevailing conditions suggest that market participants are inclined toward risk-aversion, and to increase the sensitivity of the portfolio to general market fluctuations when, in the judgment of the investment adviser, prevailing conditions suggest that market participants are inclined toward speculation.

In evaluating the inclination of investors toward risk-aversion or speculation, the investment adviser examines the joint behavior of thousands of individual stocks, sectors, industries and security types, including debt securities of varying creditworthiness. Divergence or broad weakness in these measures is generally viewed by the investment adviser as an indication of risk-aversion among investors. In contrast, uniformly broad or indiscriminate advances in these measures are generally viewed by the investment adviser as an indication of speculation among investors. In its evaluation of prevailing market conditions, the investment adviser also considers economic factors, investor sentiment, interest rates, credit-sensitive indicators, and other factors in an attempt to classify prevailing market conditions with historical instances having similar characteristics.

The Fund does not use derivatives for speculative purposes, but rather uses derivatives either to obtain investment exposures consistent with its investment objective and policies, or to hedge its investment exposures. The Fund may obtain exposure to the stock market by purchasing individual common stocks, stock index futures, or call options on stock indices. It may seek to reduce (or “hedge”) its exposure to stocks by establishing investment positions that offset its investments in stocks to reduce the impact of general stock market fluctuations on the Fund’s portfolio. Specific strategies for reducing or “hedging” the Fund’s exposure to stocks may include: purchasing put options on stock indices; writing covered call options on stocks which the Fund owns or writing call options on stock indices; or establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s stock portfolio.

The Fund may obtain investment exposure to bonds by purchasing individual bonds or Treasury bond futures. It may seek to reduce (or “hedge”) its exposure to bonds by effecting short sales of Treasury bond futures.

The allocation of the Fund’s assets for investment in the stock and bond markets will vary. However, the Fund will seek to maintain investment exposure to each of the stock market and the bond market of at least 5% of its net assets at all times. During conditions that have historically been strongly favorable for stocks or bonds, the Fund’s investment exposure to either the stock market or the bond market may represent as much as 95% of the Fund’s net assets. The term “investment exposure” means the amount of the Fund’s unhedged investment in common stocks or bonds, respectively, plus the notional value of derivatives used by the Fund to obtain long exposure to the stock market or the bond market. The term “notional value” means the total dollar value of stocks or bonds represented by a derivative security. Subject to these limitations, the Fund may hedge its investment exposure to the stock and bond markets when deemed appropriate by the investment adviser.

The Fund does not borrow for investment purposes (a practice known as “leverage”), nor does it expect to maintain “long” investment exposure to the stock and bond markets that, in aggregate, exceeds the value of the Fund’s net assets. This means that the total value of the Fund’s investments in common stocks and bonds, including the notional value of the Fund’s “long” investment exposure to the stock and bond markets obtained using stock index futures, call options and Treasury bond futures, is not expected to exceed 100% of the Fund’s net assets.

Hedging transactions are intended to reduce the sensitivity of the Fund’s portfolio of stocks or bonds to general market fluctuations, relative to that of a portfolio that is not hedged. The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and consideration of the availability and liquidity of futures and options on such indices. The Fund hedges using indices that are correlated, although perhaps imperfectly, with the securities owned by the Fund, such as the Standard & Poor’s 500 Index, and futures based on long-term U.S. Treasury bonds.

The portion of the Fund’s assets allocated to stocks will be invested primarily in individual common stocks favored by the investment adviser. Stocks purchased by the Fund are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ Stock Market. There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of companies having smaller market capitalizations, which involves certain risks.

In general, the stock selection approach of the investment adviser focuses on securities demonstrating favorable valuations, and/or market action. The primary consideration used by the investment adviser in assessing a stock’s valuation is the relationship between its current market price and the present value of estimated expected future cash flows per share. Other valuation measures, such as the current dividend yield, and ratios of stock price to earnings and stock price to revenue, are also considered in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. Additional considerations include measures of financial stability such as variations in profit margins and balance sheet indicators. The analysis of market action includes measurements of price behavior and trading volume. The investment adviser believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices.

The portion of the Fund’s assets allocated to bonds will be invested primarily in U.S. Treasury securities having remaining maturities at the time of purchase in excess of one year, but not greater than 30 years. The Fund may also purchase corporate debt of U.S. issuers that at the time of purchase is rated A- or higher by Standard & Poor’s Global Ratings or A3 or higher by Moody’s Investors Service, Inc., or that has an equivalent rating from another independent rating organization. There is no requirement that the Fund sell corporate debt securities if subsequent to their purchase the rating of the securities is downgraded below these rating standards. However, the Fund will seek to sell those securities in an orderly manner as may be necessary to limit its holdings of such securities to not more than 10% of the Fund’s net assets.

Assets of the Fund not invested to obtain exposure to stocks or bonds, or used to establish hedging positions, will be invested in cash equivalents. The portion of the Fund’s assets allocated to cash equivalents will typically be invested in U.S. Treasury bills, U.S. Treasury bonds having remaining maturities at the time of purchase of one year or less, and shares of money market mutual funds. The Fund may invest to a lesser extent in other high quality short-term instruments, including commercial paper and repurchase agreements.

The Fund is not an index fund, and its investment exposures to the stock and bond markets will vary over time. Because the Fund may invest in securities that are not included in any index and may hedge or reduce its exposure to market fluctuations when market conditions are unfavorable in the view of the investment adviser, the Fund’s investment returns may differ from the performance of other asset allocation strategies, particularly over the short term.

What are the Principal Risks of Investing in the Fund?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

Risks of Common Stocks

General movements in the stock market will affect the prices of the common stocks in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund.

The values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events, or general economic conditions. The value of an individual stock may fluctuate due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of an individual stock may also fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company or its industry, or real or perceived adverse market or political conditions. Local, regional or global events such as war, acts of terrorism, government defaults, government shutdowns, natural or environmental disasters, the spread of infectious illness or other public health issues, high inflation, recessions, or other events could also have a significant adverse impact on the Fund and the value of its investments.

Risks of Bonds

General movements in interest rates will affect the prices of the fixed-income securities in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the prices of fixed-income securities generally and in the prices of specific securities held by the Fund.

Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. When interest rates rise, bonds in the Fund’s portfolio are likely to decline in price. Such price declines will be proportionally greater when the Fund’s holdings of bonds emphasize bonds having longer maturities, which have greater interest rate risk and sensitivity to changes in interest rates than bonds having shorter maturities. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed-income securities. Interest rates have been unusually low in recent years having been reduced first in reaction to the global financial crisis that began in 2008, and later in an effort to combat the economic effects of the COVID-19 pandemic. The decision by the Federal Reserve and many central banks to aggressively increase interest rates in order to control the effects of inflation may present a greater risk than has historically been the case due to the current period of low interest rates and the potential market reaction to those initiatives.

The Fund could lose money if the issuer of a bond in which it has invested fails to make scheduled principal or interest payments, or if the credit rating of the issuer is downgraded. Corporate debt has the greatest degree of credit risk among the bonds in which the Fund may invest. Issuers of corporate debt may not be able to make payment of principal and interest when due. Although the Fund only purchases bonds and corporate debt having specified ratings, a security’s rating may thereafter be lowered. In such event, the Fund is not required to liquidate the position. When a debt security is rated below investment-grade (a so-called “junk” bond), it may be more difficult for the Fund to sell the security at a price approximating its market value, and there is greater risk of default in the payment of interest and principal.

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment adviser’s skill in assessing the potential returns of securities in which the Fund invests and in determining the allocation of the Fund’s assets to the stock and bond markets. It also depends on the investment adviser’s use of hedging strategies that may not be employed by many other mutual funds, and there is no assurance that these strategies will be successful. The use of hedging strategies to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund. Also, because the Fund’s investment position at any given time will vary depending on the investment adviser’s assessment of current conditions in the stock and bond markets, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than would be the case for funds that do not employ strategies similar to those employed by the Fund. For example, if the Fund has taken a defensive posture by hedging its positions to reduce the sensitivity of its portfolio to stock or bond market fluctuations, and the market advances, the return to investors in the Fund will be lower than if the portfolio had maintained a larger exposure to the market. Alternatively, if the Fund has increased the sensitivity of its portfolio to stock or bond market fluctuations, the Fund will experience a larger loss in the event of a market decline.

Market Capitalization Risk

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

Hedging and Derivatives Risks

The Fund may hedge its investment exposure to stocks by purchasing put options on stock indices; by writing covered call options on stocks which the Fund owns; by writing call options on stock indices; or by establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio of common stocks. The Fund may hedge its investment exposure to bonds by effecting short sales of Treasury bond futures. To the extent the Fund hedges its investment positions as part of its investment program, its investment performance may deviate significantly from the performance of a passive investment portfolio of stocks and bonds for substantial portions of a market cycle. When market conditions are unfavorable in the view of the investment adviser and the Fund’s holdings are hedged, the Fund may not benefit from general advances in the stock or bond markets to the same extent as if the Fund was not hedged. The Fund’s hedging strategy may also result in the investment performance of the Fund having limited correlation with the performance of the general stock and bond markets, possibly for meaningful periods of time.

The derivatives used by the Fund for hedging purposes are subject to specific risks. When the Fund hedges by purchasing put options on stock indices, the Fund may incur a net loss of time value on the purchased options. When the Fund hedges by writing covered call options on stocks which the Fund owns, the Fund may not benefit from price advances in those stocks to the same extent that it would if the Fund had not employed hedging. When the Fund hedges its portfolio using short stock index futures, short Treasury bond futures, or option combinations (such as simultaneously writing stock index call options and purchasing stock index put options), the Fund may incur a loss even when its portfolio is hedged if the returns on its positions in stocks and bonds do not exceed the returns of the securities and financial instruments used to hedge. This is known as “tracking risk” (or alternatively, “basis risk”).

The Fund does not invest solely in the securities that are included in any index or invest in business sectors in the same proportion as such sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular business sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying the options are unchanged. The Fund may purchase futures contracts on broad-based stock indices to obtain investment exposure to the stock market, and may purchase futures contracts on U.S. Treasury securities to obtain investment exposure to the bond market. These purchases seek capital appreciation or income, consistent with the Fund’s investment objective and policies. When a futures contract is purchased by the Fund, the risk assumed by the Fund is the same as if the Fund had directly invested in the stocks comprising the underlying stock index or in U.S. Treasury securities in the same amount as the notional value of the futures contract.

Monetary Policy Risk

In response to the global financial crisis that began in 2008, the U.S. Government and the Federal Reserve Board, as well as many foreign governments and their central banks, took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity, including markets in which the Fund may invest. The Federal Reserve kept the federal funds rate near 0% and purchased large quantities of U.S. Government securities in the open market (“Quantitative Easing”). In addition, Congress approved stimulus intended to offset the severity and duration of the adverse economic effects of COVID-19 and related business activity disruptions which has further increased the federal budget deficit. More recently, the Federal Reserve has aggressively raised interest rates and begun to sell some of the U.S. Government. securities on its balance sheet (“Quantitative Tightening”) in an effort to control inflation. Future decisions by the Federal Reserve to raise the federal funds rate, or to further reduce its holdings of U.S. Government securities, may cause the Fund to experience a heightened level of interest rate risk.

There is also a risk that future actions by the U.S. Government to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could result in increased volatility and less liquidity in U.S. financial markets and securities in which the Fund invests. Political events within the U.S., including the U.S. Government’s ongoing inability to pursue a long-term budget and deficit reduction plan, could negatively impact financial markets and the performance of the Fund.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for each full calendar year over the life of the Fund. The performance table shows how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2022 is 0.01%.

During the periods shown in the bar chart, the highest return for a quarter was 9.56% during the quarter ended March 31, 2021 and the lowest return for a quarter was

–2.74% during the quarter ended September 30, 2021.

Average Annual Total Returns for Periods Ended December 31, 2021

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Since Inception (August 27, 2019)
Return Before Taxes	7.22%	7.48%
Return After Taxes on Distributions	5.95%	6.01%
Return After Taxes on Distributions and Sale of Fund Shares	4.44%	5.20%
Benchmark Fixed Allocation Composite (reflects no deduction for fees, expenses, or taxes)*	15.20%	17.16%

*

The Benchmark Fixed Allocation Composite represents the gross investment performance of a portfolio that is invested in securities included in three separate indices, weighted as follows: 60% S&P 500 Index, 30% Bloomberg U.S. Treasury Unhedged Index and 10% Bloomberg U.S. Treasury Bills:1-3 Months Index. The S&P 500 Index is an index of the 500 largest U.S. large capitalization stocks. The Bloomberg U.S. Treasury Unhedged Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. The Bloomberg U.S. Treasury Bills:1-3 Months Index tracks the market for treasury bills with 1 to 2.9999 months to maturity issued by the U.S. government.

Management of the Fund

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc. and has served as the portfolio manager of the Fund since its inception in August 2019.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $1,000, except the minimum is $500 for an individual retirement account (“IRA”) or a gifts to minors account

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gifts to minors account

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.